Supplement to the Statement of Information Dated October 28, 2011 for

The Industry Leaders® Fund

The date of this supplement is January 10, 2012

The Section entitled “Trustees and Officers of the Fund” on pages 12-16 of the Statement of Additional Information is hereby deleted and replaced with the following:

TRUSTEES AND OFFICERS OF THE FUND

Overall responsibility for management of the Trust rests with the Board of Trustees, which is elected by the Shareholders of the Fund. The Fund is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently 3 Trustees who are not “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The officers and Trustees of the Trust, addresses, and their business affiliations for the past five years are as follows. Because there are no Trustees who are “interested persons” of the Trust, the Board has not considered the appointment of an interested Trustee to be Chairman.

Independent Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee*

Chris Landsberg PO Box 80 Summit, NJ 07902-0080 Born: 12/9/1960	Trustee,	Indefinite; Since May 20, 2004	Broker, BGC Partners, Vice President, GFI Group, Inc. (inter-bank broker)	N/A – Only one portfolio in “Fund Complex”	None

Brendan Sachtjen PO Box 80 Summit, NJ 07902-0080 Born: 12/28/1959	Chairman of the Board of Trustees and Trustee	Indefinite; Since April 12, 2004	Senior Vice President, Webster Bank; Senior Vice President,	N/A – Only one portfolio in “Fund Complex”	None

Peter P. Schaffer PO Box 80 Summit, NJ 07902-0080 Born: 5/15/1962	Trustee	Indefinite; Since May 20, 2004	Vice President, Finance, AT&T Finance	N/A – Only one portfolio in “Fund Complex”	None

*              The information in this column only relates to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Officers of the Fund

Number of
Portfolios in Fund
Name, Address, and		Principal Occupation(s)	Complex
Age	Position(s) Held with Trust	During Past 5 Years	Overseen

Gerald P. Sullivan,	President, Treasurer and Chief Compliance Officer	President, Chief Investment Officer, Chief Compliance Officer, Claremont® Investment Partners, LLC, Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”
PO Box 80
Summit, NJ 07902-0080
Born: 9/12/60

Laura M. Sullivan	Secretary	Managing Member, Claremont® Investment Partners, LLC, Managing Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”
PO Box 80
Summit, NJ 07902-0080
Born: 1/14/63

Margaret M. Sullivan	Assistant Secretary	Administrator, Claremont® Investment Partners, LLC	N/A – Only one portfolio in “Fund Complex”
PO Box 80
Summit, NJ 07902-0080
Born: 7/23/89

*      The information in this column only relates to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

The Trustees identified in the tables above have served together on the Trust’s Board for 6 years.  The Trustees collectively bring to the Fund’s Board a broad range of experience derived from their service in various aspects of the financial services industry, ranging from executive leadership to asset management.  In determining whether an individual is qualified to serve as a Trustee of the Fund, the board considers a wide variety of information about the individual, and multiple factors contribute to the Board’s decision.  Each Trustee has been determined to have the experience, skills, and attributes necessary to serve the Fund and its shareholders because each Trustee has demonstrated an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.  The Board also considers the individual experience of each individual and has determined that each Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board.  The business acumen, experience, and objective thinking of the Trustees are considered invaluable assets for Fund management and, ultimately, the Fund’s shareholders.  The specific experiences of each Board member that factor into this determination are presented below.

Mr. Landsberg, who holds a BA from the University of Pennsylvania and an MBA from the Amos Tuck School at Dartmouth College, has more than 20 years of experience in the inter-bank foreign exchange options market.

Mr. Sachtjen, who graduated magna cum laude from Williams College with a B.A. in Economics, and received his M.B.A. from Columbia University, has 28 years of experience in commercial banking.  He is currently a Senior Vice President at Webster Bank where he runs a middle market lending unit and an equity sponsor lending team.

Mr. Schaffer holds a BA from The Catholic University of America and an MA from University of Maryland.  Mr. Schaffer has more than 20 years experience with AT&T where he has held multiple positions in the Finance Organization.

Share Ownership

The following table reflects the Trustees’ beneficial ownership of equity securities in the Fund as of December 31, 2010.

Name	Dollar Range of Equity Securities in the Fund as of December 31, 2008	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Chris Landsberg	greater than $100,000	greater than $100,000
Brendan Sachtjen	$1 to $10,000	$1 to $10,000
Peter Schaffer	greater than $100,000	$50,001 to $100,000

As of December 31, 2010 the Adviser suspended paying each of its Trustees who are not interested persons of the Fund a fee of $1,250 for attendance at each meeting (including phone meetings) but reimburses Trustees for expenses incurred for attendance at meetings. As noted below, all compensation paid to Trustees is paid by the Adviser and not from Trust assets.

The Trust does not provide pension or retirement benefits to Trustees or Trust officers.

The following table indicates the compensation each Trustee received from the Adviser on behalf of the Trust, in their capacity as a Trustee, for the fiscal year ending June 30, 2011.

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Chris Landsberg Trustee		$0	$0	$0
Peter P. Schaffer Trustee		$0	$0	$0
Brendan Sachtjen Chairman of the Board		$0	$0	$0

*All compensation paid to Trustees is paid by the Adviser and not from Trust assets. For further information concerning payments of Trust expenses, see the applicable Prospectus under the caption, “Management of the Fund”, and this Statement of Additional Information under the caption “Investment Management and Other Services.”

Trustees may be removed from office at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

In addition to the foregoing compensation provided to Fund Trustees, the Trust provides elimination of Fund fees and minimum purchase thresholds for Trustees as a form of additional benefit to the Trustees. In addition to the foregoing waivers, third party dealers, brokers and/or financial Advisers, may, at their sole discretion, waive all or a portion of their fees derived from the Fund with respect to purchases of Fund Shares by persons affiliated and/or unaffiliated with the Fund.

Committees of the Board of Trustees.

The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of Peter Schaffer, Chris Landsberg and Brendan Sachtjen, did not meet during the fiscal year ended June 30, 2010.  The Nominating Committee will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.  When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.

The Audit Committee is responsible for overseeing the audit process and the selection of independent accountants for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports.  The Audit Committee, whose members consist of Chris Landsberg, Peter Schaffer and Brendan Sachtjen, held two meetings during the fiscal year ended June 30, 2010.  Mr. Schaffer is the Chairman of the Audit Committee.

Compliance and Risk Oversight Process.

The Trustees’ overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Fund is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist it in carrying out its oversight responsibilities, the Board receives, in connection with each of the Board’s regular quarterly meetings, regular reports from the Fund’s Adviser with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Fund’s net asset value per share.  The Trustees also receive reports, from the Trust’s Chief Compliance Officer or “CCO.”  These reports are designed to keep the Board informed with respect to the effectiveness of the Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Fund are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the Board annually receives a report from the Fund’s CCO and the Board meets with the CCO for the purpose of discussing the extent to which the Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, the Audit Committee meets at least annually with the Fund’s independent public accounting firm.  As indicated above, the Board is comprised solely of Independent Trustees.